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                                                                   Exhibit 10(d)

                       OLIN SENIOR EXECUTIVE PENSION PLAN
                          (Amended as of July 27, 2000)



                               Article I. The Plan
                              --------------------

          1.1  Establishment of Plan.  Olin Corporation (the "Company" or
               ----------------------
     "Olin") hereby restates its Olin Senior Executive Pension Plan, originally adopted by the Board of Directors on September 27, 1984. The Effective Date of this restatement is February 8, 1999.

          1.2  Purpose.  The purpose of this Plan is to attract and retain a
               --------
     management group capable of assuring Olin's future success by providing them with supplemental retirement income under this Plan. This Plan is intended to be an unfunded, nonqualified deferred compensation plan for select management employees.


                             Article II. Eligibility
                            ------------------------

          2.1  Participation.  Any employee of the Company or its subsidiaries
               --------------
     (collectively referred to as "Employing Companies") whose job is rated at 2,000 Hay Points or more or who is a Section 16(b) reporting officer, and who is selected by the Compensation Committee (referred to in this Plan as the "Selection Committee"), shall participate in the Plan. As provided hereinafter, the Selection Committee shall also have the power to remove any Participant from the Plan, whether or not he or she has begun to receive benefits hereunder.

          2.2.  Transfer of Arch Employees and Reserves.  As of February 8,
                ----------------------------------------
     1999, the effective date of the spin-off of Arch Chemicals, Inc. ("Arch") from the Company (the "Arch Spin-off Date"), the employment of certain Company employees, who were defined as "Arch Employees" within the meaning of the Employee Benefits Allocation Agreement as of the same date, was transferred to Arch or its affiliated companies. Those Arch Employees who had been participating in this Plan immediately commenced participation in the Arch Senior Executive Pension Plan (the "Arch Plan"), and Olin transferred to Arch the reserves reflecting the value of the accrued liabilities of such employees under this Plan. From and after the Arch Spin-off Date, neither Olin nor this Plan shall have any liability with respect to the former participation by such Arch Employees in this Plan.

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                              Article III. Benefits
                              ---------------------

          3.1  Benefit Formula.
               ---------------

          Upon retirement, as hereinafter provided, a Participant shall be entitled to receive an annual "Retirement Allowance" equal to the lesser of
                                                                   -------------
     (a) and (b) below:

          (a) three percent (3%) of the Participant's Average Compensation, multiplied by his Years of Benefit Service credited while the employee was a Participant in this Plan, plus one and one-half percent (1%) of the Participant's Average Compensation multiplied by his Years of Benefit Service credited under all qualified plans of Olin Corporation or its affiliates while the employee was not a Participant in this Plan, provided that the resulting percentage of Average Compensation shall be reduced by one-third of one percent (1/3%) for each month by which the Participant's benefits begin prior to his sixty-second (62nd) birthday;

     reduced by the sum of

          (i) the Participant's annual retirement allowance payable from all Olin qualified and nonqualified defined benefit pension plans of the Company and all Employing Companies, including, without limitation, the Olin Corporation Employees Pension Plan which was previously known as the Nonbargaining Employees' Pension Plan of Olin Corporation and prior to that as the Olin Salaried Pension Plan (all such plans being collectively referred to in this Plan as the "Olin Employees Pension Plan"), and the equivalent actuarial value of any other arrangement with the Company or an Employing Company which the Plan Administrator, in its sole discretion, determines to be a pension supplement (collectively referred to hereinafter as the "Other Olin Plans"); and

          (ii) fifty percent (50%) of the Participant's Primary Social Security Benefit.


          (b) fifty percent (50%) of the Participant's Average Compensation, reduced by the sum of

          (i) the amount of annual retirement benefits from the Olin Employees Pension Plan and all Other Olin Plans (as previously defined) and all qualified and non-qualified deferred compensation plans of the Participant's previous and subsequent employers; and

          (ii) fifty percent (50%) of the Participant's Primary Social Security Benefit.


          (c) For purposes of this benefit formula, "Average Compensation", "Years of Benefit Service", "Retirement Allowance" and "Primary Social Security Benefit" shall

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     have the same definition as that contained in the Olin Employees Pension
     Plan; provided, however, that (i) "Average Compensation" under this Plan shall include deferred amounts of regular salary and deferrals under management incentive plans (other than the Performance Unit Plan, the EVA Bonus Bank and other long-term incentive and long-term bonus plans); (ii) Average Compensation of Participants whose employment is being transferred directly to Primex Technologies, Inc. or its affiliates ("Primex") (or who transfer directly within five (5) years following the spin-off of Primex) shall be determined taking into account reasonable compensation paid by Primex (as determined by the Plan Administrator of this Plan); (iii) in calculating Average Compensation, executive severance which is payable to certain Participants under employment agreements shall be treated as if paid over the number of months used to calculate the amount of such severance, even if such severance is received in a lump sum; (iv) Average Compensation shall be calculated without regard to the dollar limitations imposed by Section 401(a)(17) of the Internal Revenue Code; and (v) "Years of Benefit Service" shall include service imputed as a result of treating executive severance as having been received over the number of months used to calculate such severance.

          (d) The annual retirement allowances payable under the Olin Employees Pension Plan, Other Olin Plans and from pension plans of the Participant's previous employers, which are to be used to reduce the benefit payable under (a) or (b) above, shall be determined assuming (i) that the Participant selected a 50% joint and survivor annuity under such plans,
     (ii) began receiving benefits thereunder at their actual commencement date (rather than the commencement date for benefits under this Plan), and (iii) using the actuarial equivalent factors specified in the plans which are the subject of the offset or, if such factors are not reasonably available, such factors as may, from time to time, be elected by the Plan Administrator.


          3.2  Early Retirement.
               ----------------

          (a) Except as otherwise provided in Section 4.2(a), a Participant may retire from active service with all Employing Companies and commence benefits under this Plan at any time after reaching his fifty-fifth (55th) birthday, provided, however, that Accelerated Benefits (as provided for in Section 4.2(b) of the Plan) may not commence until at least twelve (12) full months following the Participant's actual retirement. In the case of Participants who transfer directly to Arco Chemical Company ("Arco") or Primex (or who, in the case of Primex only, transfer directly to Primex within five (5) years of the spin-off of Primex), and in the case of Arch only, who transfer directly to Arch after the Arch Spin-off Date and on or before February 8, 2000, (i) "actual retirement" shall be construed to mean retirement or termination of service from Arco, Primex or Arch and their affiliates, as the case may be, and (ii) service with Primex, Arco, or Arch (and their affiliates) shall be credited in enabling the Participant to attain his early retirement age (but not in determining Years of Benefit Service) under this Plan.

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          (b)  For purposes of (i) determining whether a Participant has reached his fifty-fifth (55th) birthday and, thus, is eligible to commence benefits under this Section 3.2 instead of on a deferred vested basis, and (ii) calculating the annual retirement allowance from the Olin Employees Pension Plan which is to be used as an offset, any Participant who has completed at least seven (7) Years of Creditable Service (as defined in the Olin Employees Pension Plan) and who is at least age fifty-two (52) and less than age fifty-five (55) on the date his service is terminated (without taking into account any severance period) other than (i) for cause or (ii) as a result of a voluntary termination, shall be treated as continuing as an active Employee until age fifty-five (55). In the case of Participants who transfer directly to Arco, or to Primex within five (5) years of the spin-off of Primex, and in the case of Arch only, who transfer directly to Arch after the Arch Spin-off Date and on or before February 8, 2000, service with Arco, Primex and Arch, respectively, shall be credited in determining whether the Participant has reached age 55 under this paragraph
     (b). Such service shall be imputed for the sole purposes of determining whether the Participant qualifies for subsidized early retirement benefits, and shall not be treated as "Benefit Service" for the purpose of calculating the amount of the Participant's Retirement Allowance. A Participant may not commence benefits hereunder until he actually reaches age fifty-five (55).

          3.3  Deferred Vested Employees.  Any Participant who terminates active
               -------------------------
     service with all Employing Companies prior to having reached age fifty-five
     (55) may commence benefits under this Plan only after having reached age sixty-five (65); provided however that, in the case of Participants who transfer directly to Primex, Arco, or Arch within the timeframes specified above, service with those respective companies and their affiliates shall be counted in enabling such Participants to retire on or after attaining age fifty-five (55) and actually retiring from Primex, Arco, or Arch as the case may be, in accordance with Section 3.2 above. In the case of a deferred vested Participant, benefits paid from this Plan will assume that the Participant did not commence benefits under the Olin Employees Pension Plan until he or she reached age sixty-five (65), even though the Participant may actually commence benefits under the Olin Employees Pension Plan prior to that date. In the event that an Olin Employee transfers to and becomes an Employee of Arch on or prior to February 8, 2000, no separation from service shall be deemed to occur permitting a distribution to such individual of benefits under this, or any other, provision of this Plan.

          3.4  Calculation of Benefit if Participant is Disabled.  In the event
               -------------------------------------------------
     that a Participant becomes Totally Disabled as that term is defined in the Olin Employees Pension Plan, the Participant shall continue to receive the same service credit under this Plan as would be applicable to Totally Disabled nonbargaining employees covered by the Olin Employees Pension Plan. The disabled Participant's benefit under this Plan shall be calculated in accordance with 3.1(a) and (b), and shall be payable as of the date that the Participant is no longer Totally Disabled (if such date occurs after age fifty-five (55)) or at age sixty-five (65), if the Employee is still then Disabled. If a Participant is no longer Disabled prior to reaching age fifty-five (55), then his entitlement to benefits shall be determined under Section 3.3, if he terminates service prior to reaching age 55, or under

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     the other applicable provisions of this Plan, if he returns to active service. No Participant shall qualify for Disability Benefits hereunder once he or she is no longer actively employed by Olin Corporation or its affiliates.

          3.5  Transfers between Olin and Arch.  It is contemplated that Plan
               --------------------------------
     Participants may transfer their employment after the Arch Spin-off Date and
                                                -----
     on or before February 8, 2000 from Olin to Arch and vice versa and
                                                         ---- -----
     commence, or resume participation in the Senior Executive Pension Plan of their then new employer.

          (a)  Transfer to Arch from Olin. In the event that a Plan Participant
               ---------------------------
     transfers employment to Arch after the Arch Spin-off Date and on or prior to February 8, 2000, his or her benefit accrual under this Plan shall cease and Olin shall remain liable for payment of any benefits accrued under this Plan to the date of such transfer. As provided in Section 3.3, no separation from service shall be deemed to occur under this Plan permitting a distribution under any provision of this Plan, and benefits hereunder shall not commence until the Participant has terminated his employment with Arch and its affiliates and has otherwise qualified for benefits hereunder. When commenced, benefits payable hereunder shall be based upon the Participant's service with Olin to the date of transfer; provided, however that Olin shall continue to recognize a Participant's service with Arch and its affiliates subsequent to his transfer to Arch solely for purposes of determining the Participant's vesting and attainment of retirement dates under this Plan.

          (b)  Transfer to Olin from Arch.  In the event that an Arch Employee
               ---------------------------
     transfers employment to Olin from Arch after the Arch Spin-off Date and on or prior to February 8, 2000, benefit accrual under the Arch Plan shall cease and Arch shall remain liable for payment of any benefits accrued under the Arch Plan to the employees date of transfer to Olin. Benefits shall not commence under the Arch Plan until the former Arch employee terminates service with Olin and its affiliates and has otherwise qualified for benefits under the Arch Plan. In computing benefit under this Plan and determining attainment of retirement ages under this Plan, Olin shall recognize the compensation received, and service rendered by such Participant while employed by Arch and its affiliates up to the Participant's date of transfer to Olin. When benefits commence under this Plan, they shall be offset by the benefit that would be payable to the Participant from the Arch Plan, as of the date benefits commence hereunder, regardless of when such benefit under the Arch Plan actually commences.

                         Article IV. Payment of Benefits
                         -------------------------------

               4.1  Payment Provisions for Current and Future Retirees.  In the
                    ---------------------------------------------------
     event that the Participant (i) does not elect to establish an employee-grantor trust in accordance with Section 4.2(a), (ii) does not elect to receive Accelerated Benefits in accordance with Section 4.2(a), and (iii) elects to commence his benefits under this Plan at the same time that he commences his Qualified Plan Benefit, then the Retirement Allowance payable hereunder shall be paid commencing at the same time and in the same form as that in which the Qualified Plan Benefit is payable to the Participant. If the Participant elects an actuarially equivalent form of benefit payment with respect to his Qualified Plan Benefits, that same form of payment shall apply to payment of his Retirement Allowance hereunder. Any election to receive regular monthly benefits under this Section 4.3 must be made at least one full year prior to the Participant's Accelerated Benefit Commencement Date.

          4.2  Payment Provisions for Active Employees.
               ----------------------------------------

          (a) As of October 31 of the calendar year following the year in which an actively employed Participant meets the Minimum Benefit Accumulation threshold provided for in Section 4.4, the Actuarial Present Value (determined as hereinafter provided) of the after-tax amount of an actively employed Participant's Retirement Allowance shall be deposited in an employee-grantor trust established by the Participant unless, at least one full year prior to the funding of such employee-grantor trust, the Participant shall instead have elected to receive "Accelerated Benefits" as hereinafter provided. If a Participant elects to receive Accelerated Benefits, then the Actuarial Present Value of such Benefits shall be paid, at the election of the Chairman of the Board of Directors of the Company, either in a single sum or in up to three (3) annual installments (such single sum or annual installments being referred to in this Plan as "Accelerated Benefits"). The Participant's Accelerated Benefits shall commence on his Accelerated Benefit Commencement Date, which shall be twelve full months following a Participant's actual retirement at age fifty-five (55) or later (the Participant's "Accelerated Benefit Commencement Date"). In the case of Participants who transfer directly to Primex or Arco (or who, in the case of Primex only, transfer directly to Primex within five (5) years of the spin-off of Primex), and in the case of Arch only, who transfer directly to Arch after the Arch Spin-off Date and on or before February 8, 2000, "actual retirement" shall be construed to mean retirement or termination of service from the transferee employer. Service with Primex, Arco or Arch (and their affiliates) shall be credited in enabling the Participant to attain his early retirement age (but not in determining his Years of Benefit Service) under this Plan.

          (b) In the event that an actively employed Participant elects not to establish an employee-grantor trust, but instead to receive Accelerated Benefits, regular monthly benefits shall commence to be paid upon such Participant's actual retirement in accordance with Section 4.3 until such Participant reaches his Accelerated Benefit Commencement Date, at which time "Accelerated Benefits" shall be paid in the form and manner determined by the Chairman of the Board of Directors of the Company, and in the case of the Chairman, the Selection Committee, either in a single sum, in up to three (3) annual installments, or in a combination of annuity payments and either a single sum or annual installments, provided, however, that no monthly benefits shall be paid to Participants who transfer to Primex, Arco or Arch until they separate from service with Primex, Arco, or Arch, respectively.

          (c) Alternatively, the actively employed Participant may elect, at least one full year prior to such Accelerated Benefit Commencement Date, to receive his entire benefit in the form of an annuity in accordance with
     Section 4.3 of this Plan.

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          4.3  Payment of Regular Monthly Benefits.
               ------------------------------------

          (a) Participants retiring from active service from all Employing Companies may elect to receive regular monthly benefits in lieu of receiving Accelerated Benefits or establishing an employee-grantor trust. Such monthly benefits shall be calculated and payable in the form of a joint and 50% survivor annuity with the Participant's Spouse as the joint annuitant, without actuarial reduction for the death benefit protection.

          (b) Any Participant who terminates service with all Employing Companies before reaching age 55 may not commence benefits under this Plan prior to reaching age 65 unless (i) he is eligible for "lay-off credit" pursuant to Section 3.2(b) and, thus, is deemed to qualify for early retirement benefits or (ii) he receives service credit for purposes of enabling him to retire on or after age 55 as provided in the next sentence. In the case of Participants who transfer directly to Primex, Arco, or Arch within the timeframes previously specified in this Plan, service with those respective companies and their affiliates shall be counted in enabling such Participants to retire on or after attaining age fifty-five (55). Any benefits payable under this Plan with respect to a Participant who terminates service prior to reaching age 55, and who is not eligible for any imputed service under the foregoing provisions of Section 4.3(b), will be calculated assuming that the Participant did not commence benefits under the Olin Employees' Pension Plan until reaching age 65, even though his actual commencement date under the Olin Employees Pension Plan may have been earlier.


          4.4  Assumptions used for Determining Amount to be contributed to
               ------------------------------------------------------------
     Employee-grantor Trust; Threshold for Accelerated Benefits.
     -----------------------------------------------------------

          (a)  Actuarial Assumptions for Employee-Grantor Trust.  In determining
               ------------------------------------------------
     the Actuarial Present Value of the Participant's Plan benefit to be used for purposes funding an employee-grantor trust, the benefit shall be determined:

          (i) as of the close of the Plan Year (i.e., December 31) prior to the year in which the employee grantor trust is being funded;

          (ii) using an annuity purchase rate based upon a discount rate equal to the rate for a zero coupon Treasury strip (determined approximately at the time of the deposit to the employee-grantor trust) with a maturity that approximates the Participant's life expectancy determined as of the date the payment to the trust is scheduled to be made; and

          (iii) assuming that the benefit commences under this Plan

               (a) on the Participant's 65th birthday, if the Participant terminates service (or is treated as terminating service) prior to age 55;

               (b) on the Participant's 62nd birthday, if the Participant terminates service on or after reaching age 55 and before reaching age 62; and

               (c) on the Participant's 65th birthday, if the Participant terminates service on or after reaching age 62.

          (b)  Actuarial Assumptions for Determining Accelerated Benefits.  In
               ----------------------------------------------------------
     determining the Actuarial Present Value of the Participant's Accelerated Benefit, the benefit shall be determined:

          (i) as of the close of the Participant's retirement or termination of service;

          (ii) using an annuity purchase rate based upon a discount rate equal to the rate for a zero coupon Treasury strip (determined approximately at the time the Accelerated Benefit is scheduled to commence) with a maturity that approximates the Participant's life expectancy determined as of the date the payment is scheduled to be made; and

          (iii) assuming that the benefit commences under this Plan

               (a) on the Participant's 65th birthday, if the Participant terminates service (or is treated as terminating service) prior to age 55;

               (b) on the Participant's 62nd birthday, if the Participant terminates service on or after reaching age 55 and before reaching age 62; and

               (c) on the Participant's 65th birthday, if the Participant terminates service on or after reaching age 62.

          (c)  Minimum Benefit Accumulation Threshold.  No Accelerated Benefits
               ---------------------------------------
     shall commence to be paid, and no Participant shall be given the opportunity to fund an employee-grantor trust, until the Participant has accumulated benefits under this Plan, the Olin Supplementary Pension Plan and the Olin Deferral Benefit Pension Plan which, in the aggregate, have an actuarial present value of at least One Hundred Thousand Dollars ($100,000.00).

          4.5  Surviving Spouse Benefit.
               -------------------------

          (a)  The Surviving Spouse of a Participant who dies after commencing
                                                              -----
     regular monthly benefits shall receive a survivor benefit for his or her lifetime equal to 50% of the monthly payments that were being paid to the Participant under the Plan as of his death. The Surviving Spouse of a Participant who dies after having elected to receive

     Accelerated Benefits, but who as of the date of his death has not received the entire value of his Accelerated Benefits, shall receive the remainder of any Accelerated Benefits not yet paid in the form in effect with respect to the Participant.

          (b)  The Surviving Spouse of any Participant who dies prior to benefit
                                                                -----
     commencement shall be entitled to receive a benefit equal to 50% of the benefit that the Participant would have been entitled to had he survived to the earliest date on which he could commence benefits hereunder, retired and commenced monthly regular benefits under the Plan, and then died the next day.

          (c) Notwithstanding (a) or (b) above, if the Surviving Spouse is more than four years younger than the Participant, then the "joint and survivor" benefit payable to the Participant (and the Surviving Spouses's portion of such Benefit) shall be calculated by using the Participant's actual age, and the Spouses's actual age increased by four (4) years.

          (d) For purposes of this Plan, the term "Spouse" shall mean the person to whom a Participant is validly married at the date of his death, as evidenced by a marriage certificate issued in accordance with state law; provided however, that (i) if a Participant's Spouse at his or her death was not the Participant's Spouse at least 12 months prior to the Participant's death, no Surviving Spouse's retirement allowance shall be paid, and (ii) common law marriages shall not be recognized hereunder.


          4.6  Benefit Upon a Change of Control.
               --------------------------------

          (a)  Lump Sum Payment Upon a Change of Control.  The spin-off of
               -----------------------------------------
     Primex and Arch from Olin shall not be deemed to be a change of control entitling any Participant herein to benefits under this Plan. Notwithstanding any other provision of the Plan, upon a Change in Control, each Participant covered by the Plan shall automatically be paid a lump sum amount in cash by the Company sufficient to purchase an annuity which, together with the monthly payment, if any, under a Rabbi or other trust arrangement established by the Company to make payments hereunder in the event of a Change in Control and/or pursuant to any other annuity purchased by the Company for the Participant to make payments hereunder, shall provide the Participant with the same monthly after-tax benefit as he would have received under the Plan based on the benefits accrued to the Participant hereunder as of the date of the Change in Control. Payment under this Section shall not in and of itself terminate the Plan, but such payment shall be taken into account in calculating benefits under the Plan which may otherwise become due the Participant thereafter.

          (b)  No Divestment Upon a Change of Control.  If a Participant is
               --------------------------------------
     removed from participation in the Plan after a Change of Control has occurred, in no event shall his years of Benefit Service accrued prior to such removal, and the benefit accrued prior thereto, be adversely affected.

          (c)  Change of Control Defined.
               -------------------------

          For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if

          (i) the Company ceases to be, directly or indirectly, owned of record by at least 1,000 stockholders; or

          (ii) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act"), other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan of the Company or such subsidiary (or such plan's related trust), become(s) the "beneficial owner" (as defined in Rule 13d-3 of the Act) of 20% or more of the then outstanding voting stock of the Company; or

          (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new Director whose election by the Company's Board or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the Directors of the Company then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office; or

          (iv) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entities, if any, that succeed to the business of the Company or (y) the combined company); or

          (v) the shareholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

          (d)  Arbitration.  Any dispute or controversy arising under or in
               -----------
     connection with the Plan subsequent to a Change in Control shall be settled exclusively by arbitration in Connecticut, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

          4.7  Removal from the Plan; Non-Payment of Benefits.
               -----------------------------------------------

          (a) Any Participant may be removed from the Plan by the Selection Committee at any time "for cause", as determined by the Selection Committee in its sole discretion, whether or not the Participant has begun to receive payments under the Plan, and whether or not the Participant's employment has been terminated. "Cause" shall include, without limitation, rendering services in any capacity to a competitor of the Company or Employing Company without the consent of the Selection Committee. Neither the Participant nor his or her Spouse shall be entitled to receive any payments from the Plan from and after the date of the removal of the Participant nor have any cause of action as a result of such removal. The Participant or Spouse shall not be required to return any payments made prior to removal of the Participant from the Plan.

          (b) The Selection Committee may notify a Participant that he or she is being suspended from the Plan as a result of job performance which the Selection Committee in its sole discretion deems unsatisfactory. From and after the date of such notification and notwithstanding the Participant's actual Hay Points, he or she will not be deemed to have 2,000 or more Hay Points for purposes of calculating the Participant's Retirement Allowance. Any prior Years of Benefit Service shall not be affected by such suspension.

                               ARTICLE V. Funding

          5.1  Unfunded Plan.  This Plan shall be unfunded.  All payments under
               -------------
     this Plan shall be made from the general assets of the Employing Company of the Participant.

          5.2  Liability for Payment.  Each Employing Company shall pay the
               ---------------------
     benefits provided under this Plan with respect to Participants who are employed, or were formerly employed by it during their participation in the Plan. In the case of a Participant who was employed by more than one Employing Company, the Committee shall allocate the cost of such benefits among such Employing Companies in such manner as it deems equitable. The obligations of the Employing Company shall not be funded in any manner.
     The rights of any person to receive benefits under this Plan are limited to those of a general creditor of the Employing Company liable for payment hereunder.

          5.3  Anti-alienation.  No Participant or beneficiary shall have the
               ---------------
     right to assign, transfer, encumber or otherwise subject to any lien any payment or any other interest under this Plan, nor shall such payment or interest be subject to attachment, execution or levy of any kind.


                        Article VI. Plan Administration
                        -------------------------------


          6.1  Plan Administrator.  The Company hereby appoints the Benefit Plan
               -------------------
     Review Committee as the Plan Administrator (the "Plan Administrator" or
     "Committee").   Any

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

     person, including, but not limited to, the directors, shareholders, officers and employees of the Company, shall be eligible to serve on the Committee. Any person so appointed shall signify his acceptance by undertaking the duties assigned. Any member of the Committee may resign by delivering written resignation to the Company. The Company may also remove any member of the Committee by delivery of a written notice of removal, which shall take effect upon delivery or on a date specified. Upon resignation or removal of a Committee member, the Company shall promptly designate in writing such other person or persons as a successor.


          6.2  Allocation and Delegation.  The Committee members may allocate
               -------------------------
     the responsibilities among themselves, and shall notify the Company in writing of such action and the responsibilities allocated to each member.


          6.3  Powers, Duties and Responsibilities.  Except for those powers
               -----------------------------------
     expressly reserved to the Selection Committee, the Plan Administrator shall have all power to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, in accordance with the terms of the Plan. The Plan Administrator shall have the absolute discretion and power to determine all questions arising in connection with the administration, interpretation and application of the Plan. Any such determination by the Plan Administrator shall be conclusive and binding upon all persons. The Plan Administrator may correct any defect or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan; provided, however, that such interpretation or construction shall be done in a non-discriminatory manner and shall be consistent with the intent of the Plan.

     The Plan Administrator shall:

          (a) compute the amount and kind of benefits to which any Participant shall be entitled hereunder;

          (b) maintain all necessary records for the administration of the Plan;

          (c) interpret the provisions of the Plan and make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

          (d) assist any Participant regarding his rights, benefits or elections available under the Plan; and

          (e) communicate to Participants and their Beneficiaries concerning the provisions of the Plan.

          6.4  Records and Reports.  The Plan Administrator shall keep a record
               --------------------
     of all actions taken and shall keep such other books of account, records and other information that may be necessary for proper administration of the Plan. The Plan Administrator shall file and distribute all reports that may be required by the Internal Revenue Service, Department of Labor or others, as required by law.

          6.5  Appointment of Advisors.  The Plan Administrator may appoint
               ------------------------
     accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan.

          6.6  Majority Actions.  The Committee shall act by a majority of their
               ----------------
     numbers, but may authorize one or more of them to sign all papers on their behalf.

          6.7  Indemnification of Members.  The Company shall indemnify and hold
               ---------------------------
     harmless any member of the Committee from any liability incurred in his or her capacity as such for acts which he or she undertakes in good faith as a member of such Committee.


                     Article VII. Termination and Amendment
                     --------------------------------------

          7.1  Amendment or Termination.  The Company may amend or terminate the
               ------------------------
     Plan at any time, in whole or in part, by action of its Board of Directors or any duly authorized committee or officer. Any Employing Company may withdraw from participation in the Plan at any time. No amendment or termination of the Plan or withdrawal therefrom by an Employing Company shall adversely affect the vested benefits payable hereunder to any Participant for service rendered prior to the effective date of such amendment, termination or withdrawal.


                           Article VIII. Miscellaneous
                          ----------------------------

          8.1  Gender and Number.  Whenever any words are used herein in the
               -----------------
     masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where such would apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in another form in all cases where they would so apply.

          8.2  Action by the Company.  Whenever the Company under the terms of
               ---------------------
     this Plan is permitted or required to do or perform any act or thing, it shall be done and performed by an officer or committee duly authorized by the Board of Directors of the Company.

          8.3  Headings.  The headings and subheadings of this Plan have been
               ---------
     inserted for convenience of reference only and shall not be used in the construction of any of the provisions hereof.

          8.4  Uniformity and Non Discrimination.  All provisions of this Plan
               ----------------------------------
     shall be interpreted and applied in a uniform nondiscriminatory manner.

          8.5  Governing Law.  To the extent that state law has not been
               --------------
     preempted by the provisions of ERISA or any other laws of the United States heretofore or hereafter enacted, this Plan shall be construed under the laws of the State of Connecticut.

          8.6  Employment Rights.  Nothing in this Plan shall confer any right
               ------------------
     upon any Employee to be retained in the service of the Company or any of its affiliates.

          8.7  Incompetency.  In the event that the Plan Administrator
               -------------
     determines that a Participant is unable to care for his affairs because of illness or accident or any other reason, any amounts payable under this Plan may, unless claim shall have been made therefor by a duly appointed guardian, conservator, committee or other legal representative, be paid by the Plan Administrator to the spouse, child, parent or other blood relative or to any other person deemed by the Plan Administrator to have incurred expenses for such Participant, and such payment so made shall be a complete discharge of the liabilities of the Plan therefor.



                                    OLIN CORPORATION



                                    By:___________________________
                                        Its